                                                                    EXHIBIT 99.2
________________________________________________________________________________


                        RECEIVABLES PURCHASE AGREEMENT

                                 by and among

                              MATTEL SALES CORP.,
                               as an Originator

                                      and

                              FISHER-PRICE, INC.,
                               as an Originator

                                      and

                                 MATTEL, INC.,
                                 as Servicer,

                                      and

                            MATTEL FACTORING, INC.,
                                   as Buyer


                          Dated as of March 11, 1997


________________________________________________________________________________

                         RECEIVABLE PURCHASE AGREEMENT


          THIS RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of
                                                     ---------
March 11, 1997, is entered into by and among MATTEL SALES CORP., a California corporation ("Mattel Sales Corp." or an "Originator"), and FISHER-PRICE, INC., a
              -----------------          ----------
Delaware corporation ("Fisher-Price, Inc." or an "Originator," and, together
                       ------------------         ----------
with Mattel Sales Corp., the "Originators"), MATTEL, INC., a Delaware
                              -----------
corporation ("Mattel, Inc."), as servicer (the "Servicer"), and MATTEL
              ------------                      --------
FACTORING, INC., a Delaware corporation (the "Buyer").
                                              -----


                            PRELIMINARY STATEMENTS

          WHEREAS, each of the Originators now owns, and from time to time hereafter will create, Receivables (as defined below). Each Originator wishes to sell and assign to the Buyer, and the Buyer wishes to purchase from each Originator, all right, title and interest of such Originator in and to such Originator's Receivables now and hereafter arising until the Termination Date (as defined below);

          WHEREAS, the Originators and the Buyer believe that it is in their mutual best interests for each of the Originators to sell its Receivables to the Buyer and for the Buyer to purchase such Receivables;

          WHEREAS, the Originators and the Buyer intend this transaction to be a true sale of Receivables from each Originator to the Buyer, providing the Buyer with the full benefits of ownership of such Receivables, and none of the Originators nor the Buyer intends this transaction to be, or for any purpose to be characterized as, a loan from the Buyer to any of the Originators; and

          WHEREAS, upon purchasing Receivables from the Originators, the Buyer intends to sell undivided interests therein and in certain related rights pursuant to that certain Transfer and Administration Agreement, dated as of March 11, 1997 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Purchase Agreement"), among
                                                   ------------------
the Buyer as seller thereunder (the "Seller"), Mattel, Inc., as the servicer and
                                     ------
guarantor thereunder, the financial institutions party thereto from time to time (the "Banks"), and NationsBank of Texas, N.A., a national banking association,
      -----
as agent for the Banks (together with any successors permitted thereunder, the

"Agent") or pursuant to any other Permitted Accounts Receivable Financing
 -----
Facility (as defined below).

          NOW, THEREFORE, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS


          SECTION 1.1.  Certain Defined Terms.  As used in this Agreement, the
                        ---------------------
following terms shall have the following meanings:

          "Adverse Claim" means a lien, security interest, charge or
           -------------
encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

          "Affiliate", as applied to any Person, means any other Person directly
           ---------
or indirectly controlling, controlled by or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agent" has the meaning set forth in the Recitals hereto.
           -----

          "Agreement" has the meaning set forth in the Preamble hereto.
           ---------

          "Assignee" has the meaning specified in Section 9.9.
           --------                               -----------

          "Authorized Officer" of a Person means the President, any Vice
           ------------------
President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer or the Controller of such Person.

          "Banks" has the meaning set forth in the Recitals hereto.
           -----

          "Base Rate" means a rate per annum which is equal to the one (1) month
           ---------
LIBOR quoted by Bloomberg at 11:00 a.m., New York time on the date the first obligation is incurred, plus 10%, which rate shall be adjusted on the first day
                        ----
of each calendar quarter based on the then one (1) month LIBOR as so quoted by Bloomberg; provided that the new rate has deviated from the previous rate by
           --------
more than 25 basis points.

          "Business Day" means any day excluding Saturday, Sunday and any day on
           ------------
which banks in Dallas, Texas, New York, New York, Pittsburgh, Pennsylvania, or San Francisco, California, are authorized or required by Governmental Rule to close.

          "Buyer" has the meaning set forth in the Preamble hereto.
           -----

          "Collection Account" means the account established and maintained by
           ------------------
the Buyer pursuant to Section 2.11.
                      ------------

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other cash proceeds of such Receivable.

          "Collection Date" means that date following the Termination Date which
           ---------------
is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold hereunder has been reduced to zero, and (ii) the Originators have paid to the Buyer all indemnities, adjustments and other amounts which may be owed hereunder in connection with the Purchases.

          "Contingent Obligation", as applied to any Person, means, without
           ---------------------
duplication, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and
(b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (y) to maintain the solvency or any balance sheet item, level of income or financial condition of another, if in the case of any agreement described under subclauses (x) or (y) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported. The amount of any Contingent Obligation denominated in a currency other than United States dollars shall be equal to the United States dollar equivalent of such Contingent Obligation.

          "Contracts" mean, with respect to any Receivable, both the Written
           ---------
Agreement and the invoice related thereto, pursuant to or under which the Obligor shall be obligated to pay for merchandise sold by the related Originator to the Obligor.

          "Contractual Obligation", as applied to any Person, means any
           ----------------------
provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Credit and Collection Policy" means each Originator's credit and
           ----------------------------
collection policies and practices relating to Contracts and Receivables with respect to such Originator existing on the date hereof, as modified from time to time in compliance with Section 5.2(c).
                        --------------

          "Credit Agreement" means the First Amended and Restated Credit
           ----------------
Agreement, dated as of March 11, 1997, by and among Mattel, Inc., the banks named therein and Bank of America National Trust and Savings Association, as agent, as such agreement may be amended and supplemented from time to time.

          "Defaulted Receivable" means a Receivable:  (i) as to which any
           --------------------
payment, or part thereof, remains unpaid by the close of business on the Remittance Date of any year after the date such Receivable is created; (ii) as to which an Event of Bankruptcy has occurred with respect to the Obligor; (iii) which has been identified by the applicable Originator or the Servicer as uncollectible; or (iv) which, consistent with the Credit and Collection Policy, should be written off the related Originator's books as uncollectible.

          "Dilutions" means, at any time, the aggregate amount of reductions in
           ---------
the Outstanding Balances of the Receivables as a result of any setoff, discount, adjustment or otherwise, other than cash Collections on account of the Receivables.

          "Discount Factor" means a percentage calculated to provide the Buyer
           ---------------
with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to the Buyer of financing its investment in the Receivables during such period, (ii) the risk of nonpayment by the Obligor, and (iii) the cost of Servicing or sub-servicing performed by Mattel, Inc., and the Originators. The Originators and the Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof; provided that any change to the
                                             --------
Discount Factor shall take effect as of the commencement of a Payment Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Purchases which occurred during any Payment Period ending prior to the Payment Period during which the Originators and the Buyer agree to make such change.

          "Eligible Originator" means Mattel Sales Corp. and Fisher-Price, Inc.,
           -------------------
and each of the Other Originators designated by and of which Mattel, Inc., owns, directly or indirectly, more than 50% of the outstanding shares of voting stock on a fully diluted basis.

          "Eligible Receivables" (or any comparable term) shall have the meaning
           --------------------
set forth in any outstanding Permitted Accounts Receivable Financing Facility.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
Governmental Person or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Person, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means, at any time, the Employee Retirement Income Security
           -----
Act of 1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate", as applied to any Person, means any trade or
           ---------------
business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of
Section 414(b) and 414(c) of the Internal Revenue Code of 1986, as amended.

          "Event of Bankruptcy", with respect to any Person, means (i) that such
           -------------------
Person shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Governmental
Rule relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (ii) if such Person is a corporation, such Person shall take any corporate action to authorize any of the actions set forth in the preceding clause (i).

          "Federal Funds Rate" means the weighted average of the rates on
           ------------------
overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day of determination (or if such day of determination is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transaction received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Fisher-Price, Inc." has the meaning set forth in the Preamble hereto.
           ------------------

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Person" means the government of the United States or the
           -------------------
government of any state or locality therein, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or other regulatory bureau, authority, body or entity of the United States or any state or locality therein, including the Federal Deposit Insurance Company, the Comptroller of the Currency or the Board of Governors of the Federal Reserve System, any central bank or any comparable authority.

          "Governmental Rule" means any law, statute, rule, regulation,
           -----------------
ordinance, order, judgment, guidelines or decision of any Governmental Person.

          "Indemnified Amounts" has the meaning specified in Section 8.1.
           -------------------                               -----------

          "Indemnified Parties" has the meaning specified in Section 8.1.
           -------------------                               -----------

          "Initial Closing Date" means the date specified by agreement of all of
           --------------------
the parties hereto as the date on which the initial Purchases shall be consummated.

          "Initial Originator" has the meaning specified in Section 2.8.
           ------------------                               -----------

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
ability of any Originator to perform its obligations under any Transaction Document, (ii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iii) any Originator's or the Buyer's interest in the Receivables purchased hereunder generally or in any material portion of the Receivables purchased hereunder, or the Collections with respect thereto, (iv) the collectibility of all or any material portion of the Receivables purchased hereunder, (v) the business, operations, properties, assets, business prospects or condition (financial or otherwise) of Mattel, Inc. (together with its Subsidiaries), taken as a whole, or (vi) the ability of the Servicer or any sub-servicer to service the Receivables purchased hereunder.

          "Mattel, Inc." has the meaning set forth in the Preamble hereto.
           ------------

          "Mattel Sales Corp." has the meaning set forth in the Preamble hereto.
           ------------------

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
Section 4001(a)(3) of ERISA which is maintained for employees of a Person or any ERISA Affiliate of such Person.

          "Notice of Termination" means a notice delivered by the Buyer to the
           ---------------------
Originators pursuant to Section 7.4.
                        -----------

          "Obligor" means Toys "R" Us, Inc., a Delaware corporation.
           -------

          "Originator" has the meaning set forth in the Preamble hereto.
           ----------

          "Other Originator" means an Originator other than Mattel Sales Corp.
           ----------------
and Fisher-Price, Inc.

          "Outstanding Balance" of any Receivable at any time means the then
           -------------------
outstanding principal balance thereof, and shall exclude any interest or finance charges thereon, without regard to whether any of the same shall have been capitalized.

          "Payment Period" means each period which ends on March 31, June 30,
           --------------
September 30, or December 31 or any portion thereof which elapses during the term of this Agreement. The first Payment Period shall commence on the date of the Initial Closing Date and the final Payment Period shall terminate on the Termination Date.

          "Payment Report" means a report furnished by the Servicer to the Buyer
           --------------
pursuant to Section 6.2(b).
            --------------

          "Pension Plan" means any employee plan which is subject to Section 412
           ------------
of the Internal Revenue Code of 1986, as amended, and which is maintained for employees of a Person or any ERISA Affiliate of such Person other than a Multiemployer Plan.

          "Permitted Accounts Receivable Financing Facilities" means the
           --------------------------------------------------
Purchase Agreement and any other Permitted Accounts Receivable Financing Facilities (as such term is defined in the Credit Agreement as of the date hereof), together with any amendments, supplements, restatements, extensions or any other modifications from time to time.

          "Permitted Claim" means the interest of the Agent, on behalf of the
           ---------------
Banks, in certain receivables assigned pursuant to Section 2.13 of the Purchase Agreement, by NationsBank of Texas, N.A., as agent, on behalf of certain financial institutions, pursuant to the Second Amended and Restated Transfer and Administration Agreement dated as of March 10, 1995, as amended from time to time, to the Agent, on behalf of the Banks.

          "Person" means any corporation, natural person, firm, joint venture,
           ------
partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

          "Potential Termination Event" means any condition or event which, with
           ---------------------------
the giving of notice or the lapse of time or both, would constitute a Termination Event.

          "Purchase" means a conveyance, transfer and assignment by an
           --------
Originator to the Buyer, of its interest in Receivables and related Collections pursuant to the terms hereunder.

          "Purchase Agreement" has the meaning set forth in the Recitals hereto.
           ------------------

          "Purchase Price" means, with respect to any Purchase on any date, the
           --------------
aggregate price to be paid to the Originators for such Purchase in accordance with Section 2.2 of this Agreement of the Receivables being sold to the Buyer on
     -----------
such date, which price shall equal (i) the product of (x) the Original Balance of such Receivables, times (y) one minus the Discount Factor then in effect,
                     -----
minus (ii) any Purchase Price Credits to be credited against the purchase price
-----
otherwise payable in accordance with Section 2.3 hereof.
                                     -----------

          "Purchase Price Credit" has the meaning specified in Section 2.3.
           ---------------------                               -----------

          "Receivable" means the indebtedness denominated in United States
           ----------
dollars to an Originator by the Obligor (without giving effect to any purchase hereunder by the Buyer, at any time) under a Contract whether constituting an account, chattel paper, instrument or general intangible, including all other obligations of the Obligor with respect thereto. Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section 2.4 hereof, it
                                                        -----------
shall no longer constitute a Receivable hereunder.

          "Records" means all Contracts and other documents, books, records and
           -------
other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the Obligor.

          "Reference Rate" means the rate of interest publicly announced from
           --------------
time to time by NationsBank of Texas, N.A., in Dallas as its reference rate, as in effect on such date of determination. The reference rate is set by NationsBank of Texas, N.A., based on various factors including NationsBank of Texas, N.A.'s costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. NationsBank of Texas, N.A., may make loans at, above or below the rate announced as its reference rate.

          "Remittance Date" means December 17, 1997, December 17, 1998, December
           ---------------
17, 1999, December 17, 2000, and December 17, 2001, as applicable, or, if such day is not a Business Day, the next succeeding Business Day.

          "Seller" has the meaning set forth in the Recitals hereto.
           ------

          "Servicer" means Mattel, Inc., or, after a Servicer Default, a
           --------
servicer appointed by the Buyer.

          "Servicer Default" has the meaning specified in Section 7.1.
           ----------------                               -----------

          "Subordinated Loan" has the meaning specified in Section 2.2(b).
           -----------------                               --------------

          "Subordinated Note" means a promissory note in substantially the form
           -----------------
of Exhibit A hereto as more fully described in Section 2.2(b), as the same may
   ---------                                   --------------
be amended, restated, supplemented or otherwise modified from time to time.

          "Subsidiary" means any corporation, association or other business
           ----------
entity of which more than 50% of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Surviving Corporation" has the meaning specified in Section 2.10.
           ---------------------                               ------------

          "Target" has the meaning specified in Section 2.10.
           ------                               ------------

          "Terminating Originator" has the meaning specified in Section 2.9.
           ----------------------                               -----------

          "Termination Date" means the earlier of (i) December 17, 2001, unless
           ----------------
such date is otherwise extended, or (ii) the date on which the Buyer delivers a Notice of Termination to the Originators.

          "Termination Event" means an event described in Section 3.1(g).
           -----------------                              --------------

          "Transaction Costs" has the meaning specified in Section 8.3.
           -----------------                               -----------

          "Transaction Documents" means, collectively, this Agreement, the
           ---------------------
Permitted Accounts Receivable Financing Facilities, the Subordinated Notes, and all other instruments, documents and agreements executed and delivered by the Originators pursuant to or in connection with this Agreement, together with al amendments, supplements, restatements, extensions or other modifications thereto.

          "UCC" means, with respect to any state, the Uniform Commercial Code as
           ---
from time to time in effect in such state.

          "Written Agreement" means the agreement between the Obligor and the
           -----------------
Originators in the form of Exhibit B.
                           ---------

          SECTION 1.2.  Other Terms.  All accounting terms not specifically
                        -----------
defined herein shall be construed in accordance with GAAP.  All terms used in
Article 9 of the UCC in the State of California, and not specifically defined herein, are used herein as defined in such Article 9. All other terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          SECTION 1.3.  Computation of Time Periods.  Unless otherwise stated in
                        ---------------------------
this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II
                           PURCHASES AND SETTLEMENTS


          SECTION 2.1.  Purchases of Receivables.  (a) Effective on the Initial
                        ------------------------
Closing Date, in consideration for the Buyer's agreement to make Purchase Price payments hereunder and otherwise upon the terms and subject to the conditions set forth herein, each Originator does hereby severally and not jointly agree to sell, assign, transfer, set-over and otherwise convey to the Buyer, without recourse (except to the extent expressly provided herein), and the Buyer does hereby agree to purchase from each such Originator, on the terms and subject to the conditions set forth herein, all of such Originator's right, title and interest in and to each Receivable of such Originator that existed as of the close of such Originator's business on the Initial Closing Date, and each Receivable created by such Originator thereafter, together, in each case, with all Collections relating thereto; provided, however, that in no event shall the
                                  --------  -------
Buyer purchase (A) any Receivable created on or after the Termination Date, or
(B) any Receivable from an Originator other than an Eligible Originator. On the Initial Closing Date, the Buyer shall acquire all right, title and interest of each Originator in and to all such Originator's Receivables existing as of the close of business on such date (together with all Collections relating thereto). On each Business Day thereafter through and including the Termination Date, the Buyer shall acquire from each Eligible Originator all of such Eligible Originator's right, title and interest in and to all of such Eligible Originator's Receivables (together with all Collections relating thereto) which were not previously purchased by the Buyer hereunder immediately (and without further action) upon the creation of such Receivables; provided that the
                                                       --------
acquisition by the Buyer of such right, title and interest of any Originator in connection with each Buyer hereunder is conditioned upon and subject to such Originator's receipt of the Purchase Price payments relating thereto in accordance with this Article II.
                     ----------

          (b) It is the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a "sale of accounts," as such term is used in Article 9 of the UCC, which sales are absolute and irrevocable and provide the Buyer with the full benefits of ownership of the applicable Receivables. Except as described in Section 2.3, each sale of Receivables
                                     -----------
hereunder is made without recourse to the selling Originator; provided, however,
                                                              --------  -------
that (i) such Originator shall be liable to the Buyer for all representations, warranties and covenants made by such Originator pursuant to the terms of the Transaction Documents, and (ii) such sales do not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of such Originator or any other Person arising in connection with the Receivables, the related Contracts or any other obligations of such Originator. In view of the intention of the parties hereto that the Purchases of Receivables made hereunder shall constitute sales of such Receivables rather than loans secured by such Receivables, each of the Originators agrees on or prior to the date hereof to mark its master data processing records relating to its Receivables with a legend, in substantially the form set forth in Schedule A
                                                                  ----------
attached hereto, and Mattel, Inc. agrees to note in its consolidated annual report that Receivables have been sold to the Buyer. Upon the request of the Buyer, each of the Originators will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or reasonably appropriate to perfect and maintain the perfection of the Buyer's ownership interest in the Receivables and the Collections acquired from such Originator.

          SECTION 2.2.  Payment for the Purchases.  (a)  On the Initial Closing
                        -------------------------
Date, the first Purchase Price payment shall be tendered to each Originator in the following manner:

               (i) in immediately available funds to the extent of funds made available to the Buyer in connection with its subsequent sale of an interest in such Receivables to the Banks under the Purchase Agreement; and

               (ii) with respect to any remaining balance owed to such Originator, by borrowing a Subordinated Loan from such Originator as described in Section 2.2(b) below.
                  --------------

The Purchase Price for each Purchase after the initial Purchase shall become due and owing in full by the Buyer to the Originator or their designee on the date of such Purchase (except that the Buyer may, with respect to any such Purchase,
                  ------ ----
offset against such Purchase Price owed to an Originator any amounts owed by such Originator to the Buyer hereunder and which have become due but remain unpaid) and shall be paid to the Originators in the manner provided in Sections
                                                                       --------
2.2(b) and (c) below.
--------------

          (b) With respect to any Purchase hereunder, at the time of settlement of the Purchase Price therefor pursuant to Section 2.2(c), the Buyer may elect
                                           --------------
to pay all or any part of each applicable Purchase Price by borrowing from the applicable Originator a subordinated revolving loan (each, a "Subordinated
                                                              ------------
Loan"), and each applicable Originator, subject to the remaining provisions of
----
this Section 2.2(b), irrevocably agrees to advance upon each such request such
     --------------
Subordinated Loan in the amount so specified by the Buyer (which amount, unless otherwise specified by the Buyer, shall be deemed to be the lesser of (i) the aggregate Purchase Price which remains owing to such Originator in connection with such settlement after giving effect to funds received by such Originator which have been applied thereto, and (ii) the maximum Subordinated Loan which may then be borrowed by such Originator under the restrictions set forth in the following sentence). Notwithstanding the foregoing, no Originator shall be committed to make any Subordinated Loan (and the Buyer's right to make the election described hereinabove shall not be effective with respect to any Originator) if and to the extent that, as of the end of the last Business Day of the Payment Period to which such settlement relates and as a result of making such loan, Buyer's total assets (including any indebtedness from any Affiliates) does not exceed the Buyer's total liability (including any indebtedness owed to any Affiliate) by three percent (3%) or more. The Subordinated Loans made by each Originator shall be evidenced by, and shall be payable in accordance with the terms and provisions of, a promissory note issued by such Originator in substantially the form of Exhibit A hereto (each, as it may be amended, supplemented or otherwise
        ---------
modified from time to time, together with all replacements thereof or substitutions therefor, a "Subordinated Note") and shall be payable solely from
                           -----------------
funds which the Buyer is not required under Permitted Accounts Receivable Financing Facilities to set aside for the benefit of, or otherwise pay over to, any agents or purchasers thereunder, including the Agent and/or the Banks.

          (c) On each Business Day during a Payment Period after the Initial Closing Date, all Collections available to the Buyer (after setting aside amounts required to be set aside for the benefit of, or otherwise paid over to, any agents or purchasers, including the Agent and/or the Banks, in accordance with Permitted Accounts Receivable Financing Facilities) shall be paid directly to the Originators (as determined by the Servicer) and shall be applied as payments toward the Purchase Price of Receivables conveyed by such Originators to the Buyer during such Payment Period. Although amounts shall be paid directly to the Originators on a daily basis in accordance with the first sentence of this Section 2.2(c), settlement of the Purchase Price between the
                 --------------
Buyer and the Originators shall be effected on March 31, June 30, September 30 and December 31 (or earlier at the option of the Buyer) with respect to all Purchases within the same Payment Period concurrently with the delivery of the Payment Report relating to such Payment Period pursuant to Section 6.2(b) hereof
                                                           --------------
and based on the information contained therein. In addition to such other information as may be included therein, each Payment Report shall set forth the following with respect to the related Payment Period: (i) the aggregate Outstanding Balance of Receivables created and conveyed in Purchases during such Payment Period, (ii) the aggregate Purchase Price payable to each Originator in respect of such Purchases, specifying the Discount Factor in effect for such Payment Period and the aggregate Purchase Price Credits deducted in calculating such aggregate Purchase Price, (iii) the aggregate amount of funds received by each Originator during such Payment Period which are to be applied toward the aggregate Purchase Price owing for such Payment Period pursuant to the first sentence of Section 2.2(c), (iv) the increase or decrease in the amount of
            --------------
outstandings under each Subordinated Note as of the end of such Payment Period after giving effect to the application of funds toward the aggregate Purchase Price and the restrictions on Subordinated Loans set forth in Section 2.2(b),
                                                              --------------
and (v) which Receivables would satisfy the definition of Eligible Receivables, and the Eligible

Receivable balance at the end of the Payment Period. Although settlement shall be effected concurrently with the delivery of each Payment Report, increases or decreases in the amount owing under the Subordinated Notes made pursuant to
Section 2.2(b) shall be deemed to have occurred and shall be effective as of the
--------------
last Business Day of the Payment Period to which such settlement relates.

          SECTION 2.3.  Purchase Price Credit Adjustments.  If on any day the
                        ---------------------------------
Outstanding Balance of a Receivable is either (a) reduced as a result of any defective goods or services or damage to shipped goods, any cash discount or any adjustment by the applicable Originator (whether individually, in such Originator's performance of duties as sub-servicer, or by the Servicer), (b) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction and whether such claim relates to such Originator or any Affiliates thereof), or (c) otherwise reduced as a result of any of the factors set forth in the definition of Dilutions, then, in such event, the Buyer shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase
                                  ---------------------
Price otherwise payable hereunder to such Originator equal to the full amount of such reduction or cancellation. If such Purchase Price Credit exceeds the aggregate Original Balance of the Receivables to be paid for by the Buyer hereunder on any date, then the applicable Originator shall pay the remaining amount of such Purchase Price Credit in cash within one Business Day after such date; provided that, if the Termination Date has not occurred, such Originator
      --------
shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under its Subordinated Note. Upon the payment (through offset or otherwise) of any Purchase Price Credit relating to returned or repossessed goods, all right, title and interest in and to such goods shall be re-vested in the applicable Originator and the Buyer shall have no further interest therein.

          SECTION 2.4.  Settlement as to Specific Receivables.  If (a) on the
                        -------------------------------------
day of purchase of any Receivable from any Originator hereunder any of the representations or warranties set forth in Article III are not true with respect
                                           -----------
to any Receivable, or (b) as a result of any action or inaction of such Originator, on any day any of the representations or warranties set forth in
Article III are no longer true with respect to a Receivable, then such
-----------
Originator forthwith shall deliver to the Servicer for deposit into an account same day funds in an amount equal to the unpaid balance of such Receivable for application by the Servicer to the same extent as if Collections of such unpaid balance had actually been received on such date; provided that, if the Buyer
                                                 --------
thereafter receives payment on account of Collections due with respect to such Receivable, the Buyer promptly shall deliver such funds to such Originator.

          SECTION 2.5.  Payments and Computations, Etc.  All amounts to be paid
                        -------------------------------
or deposited by the Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. Any amount due hereunder which is not paid when due hereunder shall bear interest at the Base Rate as in effect from time to time until paid in full; provided, however, that such interest rate shall not at any time exceed the
--------  -------
maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          SECTION 2.6.  Software License.  Each of the Originators hereby grants
                        ----------------
to each of the Buyer, the Servicer and the sub-servicers an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Originator to account for its Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto; provided that should the consent of any
                                 --------
licensor of any Originator to such grant of the license described herein be required, each Originator hereby agrees that upon the request of the Buyer, it will use its reasonable efforts to obtain the consent of such third-party licensor and, in the absence of obtaining such consent, shall, upon request of the Buyer, download all Records contained in such licensed software in a format which is accessible by the Buyer and/or otherwise print out such Records. The license granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms (it being understood that this Agreement shall not terminate unless and until none of the Originators is acting as Servicer or a sub-servicer and either (i) all Records have been made available in accordance with this Section to the successor Servicer, or (ii) all "Aggregate Unpaids" under and as defined in the Purchase Agreement have been paid and similar amounts under any other Permitted Accounts Receivable Financing Facilities have been paid.

          SECTION 2.7.  Characterization.  If, notwithstanding the intention of
                        ----------------
the parties expressed in Section 2.1(b), the conveyance by any of the
                         --------------
Originators to the Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale, this Agreement shall constitute a security agreement under the UCC and other applicable law. For this purpose, each of the Originators hereby grants to the Buyer a duly perfected security interest in all of such Originator's right, title and interest in, to and under the Receivables, the Collections, each Collection Account, and all proceeds of any thereof which security interest shall be prior to all other Adverse Claims therein (other than the Permitted Claim). After a Termination Event, the Buyer and its assignees shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law which are not inconsistent with any express provision of this Agreement or any other Transaction Document, which rights and remedies shall be cumulative.

          SECTION 2.8.  Addition of Originators.  Any Subsidiary of Mattel, Inc.
                        -----------------------
(other than one of the Originators party to this Agreement as of the Initial Closing Date (the "Initial Originators")) may become an Originator hereunder and
                   -------------------
sell its accounts receivable to the Buyer if the Buyer gives its prior written consent to the addition of such Subsidiary as an Originator hereunder in their sole discretion (which consent may be conditioned upon, inter alia, receipt and
                                                        ----- ----
satisfactory review of historical information about such Subsidiary's accounts receivable). Mattel, Inc. and its Subsidiary that is proposed to be added as an Originator shall give to the Buyer not less than 30 days' prior written notice of the proposed effective date of the addition of such Subsidiary as an Originator. Once such notice has been given, any addition of a Subsidiary of Mattel, Inc. as an Originator pursuant to this Section shall become effective on the Business Day immediately following the Business Day on which (i) the requirements described above shall have been satisfied, and (ii) such Subsidiary and the parties hereto shall have executed and delivered such agreements, instruments and other documents, each in form and substance reasonably satisfactory to the Buyer, that the Buyer determines are necessary or appropriate to effect such addition.

          SECTION 2.9.  Termination of Status as an Originator.  An Originator
                        --------------------------------------
may terminate its obligation to sell its Receivables to the Buyer at any time if such Originator (a "Terminating Originator") shall have given the Buyer not less
                    ----------------------
than 30 days' prior written notice of such Originator's intention to terminate such obligations. Any termination by an Originator pursuant to this Section shall terminate such Originator's right and obligation to sell Receivables hereunder to the Buyer and the Buyer's agreement, with respect to such Originator, to purchaser such Receivables; provided, however, that such
                                           --------  -------
termination shall not relieve such Originator of any of its other obligations hereunder to the extent such obligations relate to Receivables originated by such Originator prior to the effective date of such termination.

          SECTION 2.10.  Effect of Merger or Consolidation of an Originator.
                         --------------------------------------------------
(a) Each Originator which intends to be a party to any merger or consolidation with another Originator shall give not less than 10 Business Days' prior written notice of such intended merger or consolidation to the Buyer. If an Originator is merged with and into or is consolidated with another Originator, then the surviving Originator shall continue to be an Originator, but shall promptly deliver such financing statements and other instruments as the Buyer may reasonably request to continue the perfection of their respective interests in the Receivables originated by such parties.

          (b) Each Originator which intends to be a party to any merger or consolidation with another corporation which is not an Originator (such other corporation, a "Target") shall give not less than 30 days' prior written notice
                ------
of such intended merger or consolidation to the Buyer. If an Originator is merged with and into or is consolidated with a Target and the surviving corporation of such merger or consolidation (the "Surviving Corporation") is
                                                  ---------------------
Mattel, Inc., or a Subsidiary of Mattel, Inc., then the Surviving Corporation may request that it be permitted to be an Originator hereunder by delivering a written request to the Buyer, together with such historical information about the Target and its accounts receivable and the Surviving Corporation's accounting and systems capabilities as the Buyer may reasonably request. Upon receipt of the information described in the preceding sentence, the Buyer will determine whether it, in its sole discretion, is willing to permit the Surviving Corporation to be an Originator hereunder. If such consent is granted, the Surviving Corporation and the parties hereto shall have executed and delivered such agreements, instruments, other documents and/or amendments, each in form and substance reasonably satisfactory to the Buyer that the Buyer determines are necessary or appropriate to effect such addition.

          SECTION 2.11.  Collection Account.  There shall be established on the
                         ------------------
Initial Closing Date and maintained, in the name of the Buyer, a segregated account (the "Collection Account"), bearing a designation clearly indicating
              ------------------
that the funds deposited therein are held for the benefit of the Buyer. Any interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be retained in the Collection Account and be available to make any payments required to be made hereunder to the Buyer. On the date on which all obligations under the Permitted Accounts Receivable Financing Facilities have been paid in full and such facilities have been terminated, any funds remaining on deposit in the Collection Account shall be released to the Originators in same-day funds.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


          SECTION 3.1.  Representations and Warranties of the Originators.  Each
                        -------------------------------------------------
Originator hereby represents and warrants to the Buyer that:

          (a)  Perfection.  Immediately preceding each Purchase hereunder, the
               ----------
related Originator shall be the owner of all of the Receivables which are the subject of each such Purchase, free and clear of all Adverse Claims (other than the Permitted Claim). On or prior to each Purchase, all financing statements and other documents required to be recorded or filed in order to perfect the Purchase will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

          (b)  Accuracy of Information.  All information heretofore furnished by
               -----------------------
an Originator to the Buyer, the Banks, the Agent or any other party to a Permitted Accounts Receivable Financing Facility for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by such Originator to the Buyer, the Banks, the Agent or any other party to a Permitted Accounts Receivable Financing Facility will be, true and accurate in every material respect, on the date such information is stated or certified.

          (c)  Place of Business.  The chief place of business and chief
               -----------------
executive office of the Originators are located at the addresses of the Originators indicated on Exhibit C hereto, and the offices where each Originator
                         ---------
keeps its Records are located at the address of such Originator indicated on Exhibit C hereto.
---------

          (d)  Payments.  The Obligor has, with respect to each Receivable, been
               --------
directed by the related Originator to remit all payments in respect of such Receivable directly to the Collection Account.

          (e)  Good Title.  Upon each Purchase, the Buyer shall acquire a valid
               ----------
and perfected first priority ownership interest in each Receivable which exists on the date of such Purchase, and all Collections with respect thereto, free and clear of any Adverse Claim, other than the Permitted Claim.

          (f)  Tradenames, etc..  As of the date hereof:  (i) neither Originator
               ----------------
has any subsidiaries or divisions; and (ii) neither Originator has, within the last five (5) years, operated under any tradenames except as set forth on Exhibit D hereto and, within the last five (5) years, has not changed its name,
---------
merged with or
into or consolidated with any other corporation or been the subject of any proceeding under Title 11 of the United States Code (Bankruptcy).

          (g)  No Termination Event.  No event has occurred and is continuing,
               --------------------
and no condition exists, which constitutes a Potential Termination Event or Termination Event.

          (h)  Organization and Powers.  Each Originator is a corporation duly
               -----------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and to carry out the transactions contemplated hereby.

          (i)  Good Standing.  Each Originator is in good standing wherever
               -------------
necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has or will have no Material Adverse Effect.

          (j)  Authorization.  The execution, delivery and performance of this
               -------------
Agreement have been duly authorized by all necessary corporate action by each Originator.

          (k)  No Conflict.  The execution, delivery and performance by each
               -----------
Originator of this Agreement do not and will not (a) violate the Certificate of Incorporation or Articles of Incorporation or Bylaws of such Originator, (b) violate any provision of law applicable to such Originator, or any material order, judgment or decree of any court or other agency of government binding on such Originator, the violation of which would result in a Material Adverse Effect, (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Originator, (d) result in or require the creation or imposition of any material lien, security interest, charge or encumbrance of any nature whatsoever upon any of its material properties or assets, other than liens created in favor of the Buyer, or (e) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Originator.

          (l)  Governmental Consents.  The execution, delivery and performance
               ---------------------
by the Originators of this Agreement, and each agreement, document, or instrument required hereunder do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other such person.

          (m)  Binding Obligation.  This Agreement when executed and delivered
               ------------------
will be the legally valid and binding obligation of the Originators, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

          (n)  Changes, Etc.  Since December 31, 1996, there has been no event
               ------------
or events that have, either individually or in the aggregate, resulted in a Material Adverse Effect.

          (o)  Litigation; Adverse Facts.  There is no action, suit, proceeding
               -------------------------
or arbitration (whether or not purportedly on behalf of either Originator) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the related Originator, threatened against or affecting such Originator or any of its properties which, in the reasonable judgment of such Originator and its executive officers (assuming adverse determination of facts which such Originator in good faith believes it would not successfully prove, and considering damages which in their best judgment is the maximum that would be awarded upon, and the likelihood of, an adverse determination of the claim or the amount which reflects their best judgment as to that required to be paid to settle the claims) would result in a Material Adverse Effect and there is no basis known to such executive officers for any such action, suit or proceeding. Neither Originator is (i) in violation of any applicable law which could result in a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could result in a Material Adverse Effect. There is no action, suit, proceeding or investigation pending or, to the knowledge of such Originator, threatened against or affecting such Originator which provides a reasonable basis for questioning the validity or the enforceability of this Agreement.

          (p)  Payment of Taxes.  All tax returns and reports of either
               ----------------
Originator required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Originator and upon its respective properties, assets, income and franchises which are due and payable have been paid when due and payable or bonded against, except to the extent permitted by Section 6.3 of the Credit Agreement. Neither Originator knows of any proposed tax assessment against it that would result in a Material Adverse Effect.

          (q)  Agreements.  Neither Originator is a party to nor is it subject
               ----------
to any material agreement or instrument or charter or other internal restriction which results in a Material Adverse Effect.

               (r)  Performance.  Neither Originator is in default in the
                    -----------
performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of such Originator, and no conditions exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except, in any such case, where the consequences, direct or indirect, of such default or defaults, if any, would not result in a Material Adverse Effect.

               (s)  Governmental Regulation.  Neither Originator is subject to
                    -----------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 limiting its ability to transfer interests in its Receivables hereunder.

               (t)  Employee Benefit Plans.  Each Originator and each of its
                    ----------------------
respective ERISA Affiliates is in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans. Neither Originator nor any of its respective ERISA Affiliates has participated in or participates in any Multiemployer Plan the withdrawal from which may result in any liability to any party in an amount in excess of $1,000,000.

               (u)  Disclosure.  No representation or warranty of an Originator
                    ----------
contained in this Agreement or any other document, certificate or written statement furnished to the Buyer by such Originator since January 1, 1997, for use in connection with the transactions contemplated by this Agreement as of the date of this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the Originator in the case of any document or fact not furnished by it) necessary in order to make the statements contained herein or therein not misleading.

               (v)  Environmental Matters.  Each Originator conducts in the
                    ---------------------
ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof each Originator has reasonably concluded that such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (w) Fisher Price, Inc. has a place of business in more than one county in the State of New York.

          SECTION 3.2.  Representations and Warranties of Mattel, Inc.  Mattel,
                        ----------------------------------------------
Inc. represents and warrants to the Buyer that:

               (a)  Servicing.  Since January 1, 1997, there has been no
                    ---------
material change in the ability of Mattel, Inc. to service the Receivables.

               (b)  Organization and Powers.  Mattel, Inc. is a corporation duly
                    -----------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and to carry out the transactions contemplated hereby and thereby.

               (c)  Good Standing.  Mattel, Inc. is in good standing wherever
                    -------------
necessary to carry on its present business and operations, except in jurisdictions in which the failure to be in good standing has or will have no Material Adverse Effect.

               (d)  Authorization.  The execution, delivery and performance of
                    -------------
this Agreement have been duly authorized by all necessary corporate action by Mattel, Inc.

               (e)  No Conflict.  The execution, delivery and performance by
                    -----------
Mattel, Inc. of this Agreement do not and will not (a) violate the Restated Certificate of Incorporation or Bylaws of Mattel, Inc., (b) violate any provision of law applicable to Mattel, Inc., or any material order, judgment or decree of any court or other agency of government binding on Mattel, Inc., the violation of which would result in a Material Adverse Effect, (c) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Mattel, Inc., (d) result in or require the creation or imposition of any material lien, security interest, charge or encumbrance of any nature whatsoever upon any of its material properties or assets, other than liens created in favor of the Buyer, or (e) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Mattel, Inc.

               (f)  Governmental Consents.  The execution, delivery and
                    ---------------------
performance by Mattel, Inc. of this Agreement, and each agreement, document, or instrument required hereunder do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other such person.

               (g)  Binding Obligation.  This Agreement when executed and
                    ------------------
delivered will be the legally valid and binding obligation of Mattel, Inc., enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

               (h)  Financial Condition.  Mattel, Inc. has heretofore delivered
                    -------------------
to the Buyer a consolidated balance sheet of Mattel, Inc. and its Subsidiaries for the fiscal year ended December 31, 1995, and related consolidated statements of income, shareholders' equity and changes in financial position of Mattel, Inc. and its Subsidiaries for such fiscal year, audited by Price Waterhouse. All such statements were prepared in accordance with GAAP and fairly present the consolidated financial position of Mattel, Inc. and its Subsidiaries as at the date thereof and the consolidated results of operations and statement of cash flow of Mattel, Inc. and its Subsidiaries for the period then ended. Neither Mattel, Inc. nor any of its Subsidiaries has any material Contingent Obligation, liability for taxes or long-term lease which as of the date of this Agreement, individually or in the aggregate, would, if it became absolute, result in a Material Adverse Effect which is not reflected in the foregoing statements or in the notes thereto.

               (i)  Changes, Etc.  Since December 31, 1995, there has been no
                    ------------
event or events that have, either individually or in the aggregate, resulted in a Material Adverse Effect.

               (j)  Title to Properties.  Mattel, Inc. and its Subsidiaries have
                    -------------------
good, sufficient and legal title to all the properties and assets reflected in the consolidated balance sheet referred to in Section 5.8 of the Credit Agreement, (1) except as set forth in said balance sheet or in the notes thereto, (2) except for assets acquired or disposed of in the ordinary course of business or as otherwise permitted by this Agreement or the Credit Agreement since December 31, 1993, and (3) except for immaterial defects in title as could not, individually or in the aggregate, have a Material Adverse Effect.

               (k)  Litigation; Adverse Facts.  Except as set forth on Exhibit E
                    -------------------------                          ---------
hereto, there is no action, suit, proceeding or arbitration (whether or not purportedly on behalf of Mattel, Inc.) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Mattel, Inc., threatened against or affecting Mattel, Inc. or any of its Subsidiaries or any of Mattel, Inc.'s or such Subsidiaries' properties which, in the reasonable judgment of Mattel, Inc. and its executive officers (assuming adverse determination of facts which Mattel, Inc. in good faith believes it would not successfully prove, and considering damages which in their best judgment is the maximum that would be awarded upon, and the likelihood of, an adverse determination of the claim or the amount which reflects their best judgment as to that required to be paid to settle the claims) would result in a Material Adverse Effect and there is no basis known to such executive officers for any such action, suit or proceeding. Neither Mattel, Inc. nor any of its Subsidiaries is (i) in violation of any applicable law which could result in a Material Adverse Effect, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which could result in a Material Adverse Effect. There is no action, suit, proceeding or investigation pending or, to the knowledge of Mattel, Inc., threatened against or affecting Mattel, Inc. or any of its Subsidiaries which provides a reasonable basis for questioning the validity or the enforceability of this Agreement.

               (l)  Payment of Taxes.  All tax returns and reports of Mattel,
                    ----------------
Inc. and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon Mattel, Inc. and its Subsidiaries and upon their respective properties, assets, income and franchises which are due and payable have been paid when due and payable or bonded against, except to the extent permitted by Section 6.3 of the Credit Agreement. Mattel, Inc. knows of no proposed tax assessment against it or any of its Subsidiaries that would result in a Material Adverse Effect.

               (m)  Agreements.  Neither Mattel, Inc. nor any of its
                    ----------
Subsidiaries is a party to or is subject to any material agreement or instrument or charter or other internal restriction which results in a Material Adverse Effect.

               (n)  Performance.  Neither Mattel, Inc. nor any of its
                    -----------
Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of Mattel, Inc., and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default, except, in any such case, where the consequences, direct or indirect, of such default or defaults, if any, would not result in a Material Adverse Effect.

               (o)  Governmental Regulation.  Neither Mattel, Inc. nor any of
                    -----------------------
its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any Federal or state statute or regulation limiting its ability in any material way to transfer interests in the Receivables hereunder.

               (p)  Employee Benefit Plans.  Mattel, Inc. and each of its ERISA
                    ----------------------
Affiliates is in compliance in all material respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans. Neither Mattel, Inc. nor any of its ERISA Affiliates has participated in or participates in any Multiemployer Plan the withdrawal from which may result in any liability to any party in an amount in excess of $1,000,000.

               (q)  Disclosure.  No representation or warranty of Mattel, Inc.
                    ----------
contained in this Agreement or any other document, certificate or written statement furnished to the Buyer by Mattel, Inc. since January 1, 1997, for use in connection with the transactions contemplated by this Agreement as of the date of this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the officers of Mattel, Inc. in the case of any document or fact not furnished by it) necessary in order to make the statements contained herein or therein not misleading.

          SECTION 3.3.  Reaffirmation of Representations and Warranties.  On
                        -----------------------------------------------
each day that a Purchase is made hereunder, (a) the related Originator, by accepting the proceeds of such Purchase, shall be deemed to have certified that
(i) all representations and warranties described in Section 3.1 are correct on
                                                    -----------
and as of such day as though made on and as of such day, and (ii) no event has occurred or is continuing or would result from any such Purchase, which constitutes a Termination Event or a Potential Termination Event, and (b) Mattel, Inc. as Servicer shall be deemed to have certified that (i) all representations and warranties described in Section 3.2 are correct on and as of
                                            -----------
such day as though made on and as of such day, and (ii) if Mattel, Inc. is then the Servicer, that no event has occurred or is continuing or would result from any such Purchase, which constitutes, or with the passage of time or the giving of notice or both, would constitute a Servicer Default.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT


          SECTION 4.1.  Conditions to Closing.  On or prior to the date of
                        ---------------------
execution hereof and prior to the effectiveness of this Agreement, the Originators shall have delivered to the Buyer originally executed copies of this Agreement, together with originals to the Buyer of the following documents and instruments, all in form and substance acceptable to the Buyer:

               (a) a Certificate of the Secretary of Mattel, Inc., attaching copies of the Restated Certificate of Incorporation, by-laws and incumbency signatures of Mattel, Inc., and resolutions of the Board of Directors authorizing the execution, delivery and performance of this Agreement and related documents to which it is a party;

               (b) good standing certificates of Mattel, Inc. from each of the Secretaries of State of Delaware and California, each to be dated a recent date prior to the Initial Closing Date;

               (c) (i) a Certificate of the Secretary of Fisher-Price, Inc. attaching copies of the Certificate of Incorporation, by-laws and incumbency signatures of such Originator, together with copies of resolutions of the Board of Directors authorizing the execution, delivery and performance of this Agreement and related documents to which it is a party, and (ii) a Certificate of the Secretary of Mattel Sales Corp. (1) certifying that, since March 18, 1994, there have been no changes in the Certificate of Incorporation, by-laws and incumbency signatures of such Originator (or, if changed have been made with respect thereto, specifying the nature of such changes and attaching copies thereof to such Certificate) and (2) attaching copies of resolutions of the Board of Directors authorizing the execution, delivery and performance of this Agreement and related documents to which it is a party;

               (d) good standing certificate of Mattel Sales Corp. from the Secretary of State of California and a good standing certificate of Fisher-Price, Inc. from the Secretary of State of the State of Delaware to be dated a recent date prior to the Initial Closing Date;

               (e) proper financing statements (Form UCC-1) naming each Originator as the debtor/transferor and the Buyer, as purchaser or other similar instruments or documents as may be necessary or in the opinion of the Buyer desirable under the UCC of all appropriate jurisdictions or any comparable Governmental Rule to perfect the ownership interest of the Buyer in all Receivables related to both Originators;

               (f)  certified copies of request for information or copies
(Form UCC-11) (or a similar search report certified by parties acceptable to the Buyer) dated a date reasonably near the date of the initial Purchase listing all effective financing statements which name the Originators (under their present names and any previous names) as Debtor and which are filed in jurisdictions in which the filings were made pursuant to item (i) above together with copies of such financing statements (none of which shall cover any Receivables or Contracts);

               (g) a favorable opinion of Leland P. Smith, counsel for the Originators, in substantially the form of Exhibit F hereto and as to such other
                                          ---------
matters as the Buyer may reasonably request;

               (h) a favorable opinion of Leland P. Smith, counsel for the Guarantor, in substantially the form of Exhibit G hereto and as to such other
                                        ---------
matters as the Buyer may reasonably request;

               (i) a favorable opinion of Latham & Watkins, special counsel for the Originators, as to such matters as the Buyer may reasonably request; and

               (j)  an executed copy of the Written Agreement.

                                   ARTICLE V
                                   COVENANTS


          SECTION 5.1.  Affirmative Covenants of the Originators.  At all times
                        ----------------------------------------
for the term of this Agreement, unless the Buyer shall otherwise consent in writing:

               (a)  Conduct of Business.  Each Originator will carry on and
                    -------------------
conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is presently conducted. Fisher-Price, Inc. will continue to have a place of business in more than one county in the State of New York, unless it has provided 30 days' advance written notice to the Buyer.

               (b)  Compliance with Governmental Rules.  Each Originator will
                    ----------------------------------
comply with all Governmental Rules, writs, judgments, injunctions, decrees or awards to which it may become subject.

               (c)  Furnishing of Information and Inspection of Records.  Each
                    ---------------------------------------------------
Originator will furnish to the Buyer from time to time such information with respect to the Receivables as the Buyer may reasonably request, including, without limitation, listings identifying the outstanding balance for each Receivable. Each Originator will at any time and from time to time during regular business hours permit the Buyer, or its agents, representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of such Originator for the purpose of examining such Records, and to discuss matters relating to the Receivables or such Originator's performance hereunder with any of the officers, directors, employees, agents or independent public accountants of such Originator having knowledge of such matters.

               (d)  Keeping of Records and Books of Account.  Each Originator
                    ---------------------------------------
will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable). Each Originator will give the Buyer notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (e)  Performance and Compliance with Receivables and Contracts.
                    ---------------------------------------------------------
Each Originator will at its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

               (f)  Credit and Collection Policies.  Each Originator will
                    ------------------------------
comply in all material respects with its Credit and Collection Policy in regard to each Receivable and the related Contract.

               (g)  Accounting Treatment.  Each Originator shall report the
                    --------------------
transactions contemplated by the Agreement on its financial statements as a sale of the Receivables to the Buyer.

               (h)  Knowledge.  Promptly upon any executive officer of an
                    ---------
Originator obtaining knowledge of any condition or event which constitutes a Termination Event or Potential Termination Event or becoming aware that the Buyer has given any notice or taken any other action with respect to a claimed Termination Event or Potential Termination Event under this Agreement, such Originator shall provide to the Buyer an officer's certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given and the nature of such claimed Termination Event or Potential Termination Event, together with what action the Originator has taken, is taking and proposes to take with respect thereto.

               (i)  Written Agreement.  For so long as this Agreement is in
                    -----------------
effect, and promptly after the beginning of each calendar year, the Originators shall provide the Buyer with a copy of a Written Agreement in the form of Exhibit B hereto, duly executed by the Originators and the Obligor and
---------
appropriately revised to reflect the Remittance Date of such calendar year.

               (j)  Environmental Laws.  Each Originator shall, and shall
                    ------------------
cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws, expect where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          SECTION 5.2.  Negative Covenants of the Originators.  At all times
                        -------------------------------------
during the term of this Agreement, unless the Buyer shall otherwise consent in writing:

               (a)  No Sales, Liens, etc.  Except as otherwise provided herein,
                    --------------------
neither Originator will sell, assign (by operation of Governmental Rule or otherwise) or otherwise dispose of, or create or knowingly suffer to exist any Adverse Claim (other than the Permitted Claim) upon (or the filing of any financing statement) or with respect to, any Receivable, or upon or with respect to any account to which any Collections of any Receivable are sent.

               (b)  Extension or Amendment of Receivables.  Neither Originator
                    -------------------------------------
will extend the term of any Receivable beyond the Remittance Date next succeeding the date such Receivable was created. Neither Originator will amend or modify any Receivable or amend, modify or waive any term or condition of any Contract related thereto, except in accordance with its normal business practices as reflected in the Credit and Collection Policy.

               (c)  No Change in Business or Credit and Collection Policy.
                    -----------------------------------------------------
Neither Originator will make any change in the character of its business or in the Credit and Collection Policy without the prior written consent of the Buyer.

               (d)  No Modification of Written Agreement.  Neither Originator
                    ------------------------------------
will amend, supplement, alter or otherwise modify the Written Agreement.

          SECTION 5.3.  Affirmative Covenants of Mattel, Inc.  At all times
                        -------------------------------------
during the term of this Agreement, unless the Buyer shall otherwise consent in writing:

               (a)  Financial Information.  Mattel, Inc. will maintain a system
                    ---------------------
of accounting established and administered in accordance with generally accepted accounting principles, and will furnish to the Buyer:

               (i) as soon as practicable and in any event not later than fifty-five (55) days after the end of each of the first three (3) fiscal quarters of Mattel, Inc., consolidated balance sheets of Mattel, Inc. and its Subsidiaries as at the end of such period and for the fiscal year to date and the related consolidated and consolidating statements of income, consolidated statements of stockholders' equity and consolidated statements of cash flow all in reasonable detail and certified by the Chief Financial Officer, Executive Vice President -- Finance or the Treasurer of Mattel, Inc. that the consolidated statements (and to the best of his belief, the consolidating statements) and other materials required by this clause (a)(i) fairly present the financial condition of Mattel, Inc. and its Subsidiaries as at the dates indicated and the results of their operations for the periods indicated, subject to changes resulting from year-end audit and normal year-end adjustments;

               (ii) as soon as practicable and in any event not later than one hundred (100) days after the end of each fiscal year of Mattel, Inc., consolidated and consolidating balance sheets of Mattel, Inc. and its Subsidiaries as at the end of such year (such consolidating statements shall specifically detail the Originators) and the related consolidated (and, as to statements of income only, consolidated and consolidating) statements of income, stockholders' equity and cash flow of Mattel, Inc. and its Subsidiaries for such fiscal year, setting forth in each case, in comparative form, the consolidated figures for the previous year, all in reasonable detail and (x) in the case of such consolidated financial statements, accompanied by a report thereon of Price Waterhouse or other independent accountants of recognized national standing selected by Mattel, Inc., which report shall state that such consolidated financial statements present fairly the financial position of Mattel, Inc. and its Subsidiaries as at the dates indicated and the results of their operations and their cash flow for the periods indicated in conformity with generally accepted accounting principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards and (y) in the case of such consolidating financial statements, certified by the chief financial or accounting officer of Mattel, Inc.; and

               (iii) together with each delivery of financial statements of Mattel, Inc. and its Subsidiaries as provided above in clauses (i) and
     (ii), an officer's certificate stating that the signers thereof have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Mattel, Inc. and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and the signers do not have knowledge of the existence as of the date of such officer's certificate, of any condition or event which constitutes a Termination Event or Potential Termination Event or, if any such condition or event existed or exists, specifying the nature and period of existence thereof.

               (b)  Conduct of Business.  Mattel, Inc. will carry on and
                    -------------------
conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted (provided, however, that Mattel, Inc. may engage in the production and sale of CD-ROM products and coin-operated arcade games related to its existing lines of business) and will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is presently conducted.

               (c)  Compliance with Governmental Rule.  Mattel, Inc. will
                    ---------------------------------
comply with all Governmental Rules, writs, judgments, injunctions, decrees or awards to which it may become subject.

               (d)  Furnishing of Information and Inspection of Records.
                    ---------------------------------------------------
Mattel, Inc. will furnish to the Buyer from time to time such information with respect to its obligations as Servicer hereunder as may be reasonably requested by the Buyer. Mattel, Inc. will at any time and from time to time during regular business hours permit the Buyer, or its agents, representatives or appointees, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of Mattel, Inc. for the purpose of examining such Records, and to discuss matters relating to the Receivables or Mattel, Inc.'s performance hereunder as Servicer with any of the officers, directors, employees, agents or independent public accounts of Mattel, Inc. having knowledge of such matters.

               (e)  Keeping of Records and Books of Account.  Mattel, Inc. will
                    ---------------------------------------
maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable). Mattel, Inc. will give the Buyer notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (f)  Knowledge.  Promptly upon any executive officer of Mattel,
                    ---------
Inc. obtaining knowledge of any condition or event which constitutes a Termination Event or Potential Termination Event or becoming aware that the Buyer has given any notice or taken any other action with respect to a claimed Termination Event or Potential Termination Event under this Agreement, Mattel, Inc. shall provide to the Buyer an officer's certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given and the nature of such claimed Termination Event or Potential Termination Event, together with what action Mattel, Inc. has taken, is taking and proposes to take with respect thereto.

                                  ARTICLE VI
                        ADMINISTRATION AND COLLECTIONS


          SECTION 6.1.  Appointment of Servicer.  The servicing and
                        -----------------------
administering of the Receivables shall be conducted by the Servicer. Until the Buyer gives notice to the Originators of the designation of a new Servicer, Mattel, Inc. is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof; provided that,
                                                               --------
with respect to any group of Receivables, Mattel, Inc. may, at any time, upon prior notice to the Buyer, designate any Affiliate of Mattel, Inc. as subservicer hereunder; provided that such Affiliate shall not become the
                       --------
Servicer hereunder and Mattel, Inc. shall remain liable for the performance of the duties and obligations of the Servicer in accordance with the terms hereof; provided further that Mattel, Inc. hereby designates Fisher-Price, Inc. as sub-
-------- -------
servicer with respect to Receivables transferred by it hereunder. On and after the occurrence of a Servicer Default, the Buyer, may designate as Servicer any Person (including the Buyer) to succeed Mattel, Inc. or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

          SECTION 6.2.  Duties of Servicer and Buyer.  (a)  The Servicer shall
                        ----------------------------
take or cause to be taken all such action as may be necessary or advisable to facilitate the collection of each Receivable from time to time, all in accordance with applicable Governmental Rules, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Originators and the Buyer hereby appoints as its agent the Servicer, from time to time designated pursuant to Section 6.1, to enforce its respective
                                    -----------
rights and interests in and under the Receivables and the Contracts. Neither the Originators nor the Servicer may extend the maturity of any Receivable beyond the Remittance Date next succeeding the date of creation of such Receivable. Each Originator shall deliver to the Servicer, and the Servicer shall hold in trust for such Originator and the Buyer in accordance with their respective interests, all Records which evidence or relate to any Receivables relating to such Originator. Notwithstanding anything to the contrary contained herein, the Buyer shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action to enforce collection of any Receivable. In the event that the Obligor defaults in the performance of the Written Agreement and the Servicer fails to take action with respect to the Obligor as directed by the Buyer pursuant to the preceding sentence, notwithstanding anything to the contrary contained herein, the Buyer shall have the absolute and unlimited right to take any and all steps in the related Originator's name and on behalf of such Originator necessary or desirable, in the determination of the Buyer, to collect all amounts due under any and all Receivables including, without limitation, endorsing such Originator's name on checks and other instruments representing Collections and enforcing such Receivables and the Written Agreement.

               (b) On the 15th day after the end of each fiscal quarter (or, if such date is not a Business Day, the next succeeding Business Day), and at such times as the Buyer shall request, the Servicer shall prepare and forward to the Buyer a Payment Report for the related Payment Period (or other comparable report for such period as may be applicable). Promptly following any request therefor by the Buyer, the Originator shall prepare and provide to the Buyer a listing by Obligor of all Receivables together with an aging of such Receivables.

               (c) The Buyer shall, as soon as practicable following receipt thereof, turn over to the applicable Originator any collections of any indebtedness of the Obligor which is not a Receivable.

               (d) On and after the occurrence of a Servicer Default, the Buyer shall have the right to require the Servicer to cause a firm of independent public accountants (who may also render other services to the Servicer or the Originators) to furnish a report to the Buyer to the effect that they have compared the information contained in the Payment Reports with the information contained in the Records and the Servicer's records and computer systems for such period, and that, on the basis of such examination and comparison, such firm is of the opinion that the information contained in such Payment Reports reconciles with the information contained in the Receivables and the Servicer's records and computer system and that the servicing of the Receivables has been conducted in compliance with this Agreement.

          SECTION 6.3.  Rights After Designation of New Servicer.  At any time
                        ----------------------------------------
following the designation of a Servicer pursuant to Section 6.1:
                                                    -----------

               (i) Each Originator shall, at the Buyer's request and at such Originator's expense, give notice of the Buyer' ownership of Receivables to the Obligor and direct that payments be made directly to the Buyer or its designee or designate a new Collection Account.

               (ii) Each Originator shall, at the Buyer's request, (A) assemble all of the Records, and shall make the same available to the Buyer at a place selected by the Buyer or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner reasonably acceptable to the Buyer and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Buyer or its designee.

               (iii) Each Originator hereby authorizes the Buyer to take any and all reasonable steps in such Originator's name and on behalf of such

     Originator necessary or desirable, in the determination of the Buyer, to collect all amounts due under any and all Receivables including, without limitation, endorsing such Originator's name on checks and other instruments representing Collections and enforcing such Receivables and the Written Agreement.

          SECTION 6.4.  Responsibilities of the Originators.  Anything herein to
                        -----------------------------------
the contrary notwithstanding, each Originator shall (i) perform all of its obligations under the Contracts related to its Receivables to the same extent as if interests in such Receivables had not been sold hereunder and the exercise by the Buyer of its rights hereunder shall not relieve such Originator from such obligations, and (ii) pay when due any taxes, including, without limitation, any sales taxes payable in connection with its Receivables and their creation and satisfaction. The Buyer shall not have any obligation or liability with respect to any Receivable or related Contracts, nor shall it be obligated to perform any of the obligations of the related Originator thereunder.

                                  ARTICLE VII
                    SERVICER DEFAULT AND TERMINATION EVENTS


          SECTION 7.1.  Servicer Default.  The occurrence of any one or more of
                        ----------------
the following events shall constitute a default by the Servicer hereunder (each, a "Servicer Default"):
   ----------------

               (a) (i) the Servicer shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in this Section) and such failure shall remain unremedied for ten (10) Business Days, or (ii) the Servicer shall fail to make any payment or deposit to be made by it hereunder when due; or

               (b) any representation, warranty, certification or statement made by the Servicer in this Agreement or in any other document delivered pursuant hereto shall prove to have been incorrect in any material respect when made or deemed made; or

               (c) the Buyer shall fail to have a valid and perfected first priority ownership or security interest in and to the Receivables; or

               (d) any Event of Bankruptcy shall occur with respect to the Servicer; or

               (e) the Servicer shall merge with or into any entity whereby it is not the surviving entity; or

               (f) an event of acceleration with respect to any indebtedness in excess of $20,000,000 under any agreement to which the Servicer or any one of its domestic subsidiaries is a party occurs.

          SECTION 7.2.  Servicer Default Remedies.  If a Servicer Default
                        -------------------------
occurs, the Buyer shall, by notice to the Originators, terminate the Servicer's rights as Servicer hereunder and appoint a successor Servicer (which successor Servicer may be itself).

          SECTION 7.3.  Termination Events.  The occurrence of any one or more
                        ------------------
of the following events shall constitute a Termination Event hereunder:

               (a)  the occurrence of a Servicer Default; or

               (b) either Originator shall fail to make any payment or deposit required to be made by it hereunder when due; or

               (c) any Event of Bankruptcy shall occur with respect to an Originator or Mattel, Inc.; or

               (d) the material breach of any representation or warranty contained herein, or the failure to comply with any material covenant contained herein, by either Originator or Mattel, Inc.; or

               (e) the Buyer shall fail to have a valid and perfected first priority ownership or security interest in and to the Receivables; or

               (f) either Originator shall merge with or into any entity whereby it is not the surviving entity (unless approved, pursuant to Section
                                                                     -------
2.10; provided that the merger of any Originator with or into the other or
----  --------
Mattel, Inc. shall not constitute a Termination Event under this Section 7.3(f);
                                                                 -------------

               (g) any material adverse change in the operations of either Originator, or any other event which materially affects the ability of such Originator to perform its obligations hereunder; or

               (h) the second highest short-term unsecured debt rating assigned to the Obligor by S&P, Moody's or Duff falls below "A-1", "P-1" or "D-1", respectively, or the second highest long-term senior unsecured debt rating assigned to the Obligor by S&P, Moody's or Duff falls below "A-", "A3" or "A-", respectively; or

               (i) the Obligor fails to remit full payment in respect of the Receivables on any Remittance Date to the Collection Account; or

               (j) the occurrence of an event of acceleration with respect to any indebtedness in excess of $20,000,000 under any agreement to which Mattel, Inc. or any one of its domestic subsidiaries is a party; or

               (k) the occurrence of an Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

          SECTION 7.4.  Termination Event Remedies.  Upon the occurrence and
                        --------------------------
during the continuation of a Termination Event, the Buyer may either (i) remove Mattel, Inc. as Servicer, without limiting any other right to remove Mattel, Inc. as Servicer set forth herein or in any other Transaction Document, and/or remove any one or more of the sub-servicer(s) as sub-servicer(s), or (ii) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each of the Originators, individually and as Servicer or sub-servicer, as applicable; provided, however,
                                                             --------  -------
that upon the occurrence of a Termination Event described in Section 7.3(c)
                                                             --------------
above or of an actual or deemed
entry of an order for relief with respect to any of the Originators under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each of the Originators, individually and as Servicer or sub-servicer, as applicable. Upon the occurrence of the Termination Date for any reason whatsoever, the Buyer and its assigns shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC, which rights shall be cumulative.

          SECTION 7.5.  Potential Termination Event Remedies.  Upon the
                        ------------------------------------
occurrence of a Potential Termination Event, the Buyer may, by notice to the Originators, terminate the commitment of the Buyer to purchase the Receivables from the Originators.

                                 ARTICLE VIII
                  INDEMNIFICATION; EXPENSES; RELATED MATTERS


          SECTION 8.1.  Indemnities by the Originators.  Without limiting any
                        ------------------------------
other rights which the Buyer may have hereunder or under applicable Governmental Rule, each Originator hereby agrees to indemnify the Buyer and any permitted assigns and their respective officers, directors and employees (collectively,

"Indemnified Parties") from and against any and all damages, losses, claims,
 -------------------
liabilities, costs and expenses, including reasonable attorneys' fees (which such attorneys may be employees of the Buyer) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded
                                             -------------------
against or incurred by any of them arising out of or as a result of this Agreement or the ownership, either directly or indirectly, by the Buyer of the Receivables related to such Originator, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables related to such Originator. Without limiting the generality of the foregoing, the applicable Originator shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

               (i) reliance on any material representation or warranty made by such Originator or Mattel, Inc. (or any officers of such Originator or Mattel, Inc.) under or in connection with this Agreement, any Payment Report or any other information or report delivered by such Originator or Mattel, Inc. pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made; or

               (ii) the failure by such Originator to comply with any applicable Governmental Rule with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable Governmental Rule; or

               (iii) the failure to vest and maintain vested in the Buyer, ownership of the Receivables originated by such Originator, free and clear of any Adverse Claim (other than the Permitted Claim); or

               (iv) the failure to file by such Originator, or any delay in filing by such Originator, any required financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable Governmental Rules with respect to any Receivables originated by such Originator; or

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable included in a Transferred Interest related to Receivables originated by such Originator (including, without limitation, a defense based on such Receivable or the related Contract not being legal, valid and binding obligation of the Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise related to such Receivable or the furnishing or failure to furnish such merchandise; or

               (vi) any failure of Mattel, Inc., as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of
     Article VI; or
     ----------

               (vii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable.

          SECTION 8.2.  Indemnity for Taxes, Reserves and Expenses.  (a)  If
                        ------------------------------------------
after the date hereof, the adoption of any Governmental Rule or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Governmental Rule or bank regulatory guideline by any Governmental Person charged with the administration, interpretation or application thereof, or the compliance with any directive of any Governmental Person (in the case of any bank regulatory guideline, whether or not having the force of Governmental
Rule):

               (i) shall subject any Indemnified Party to any tax, duty or other charge with respect to this Agreement, the Receivables or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the Receivables or payments of amounts due hereunder or otherwise in respect of this Agreement, or the Receivables (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office or any funding office is located); or

               (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the Eurodollar interbank market any other condition affecting this Agreement, the Receivables or payments of amounts due hereunder or otherwise in respect of this Agreement, or the Receivables; or

               (iii) imposes upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the Receivables or payments of amounts due hereunder or otherwise in respect of this Agreement or the Receivables, and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Agreement, the Receivables, the obligations hereunder, or the funding of any purchases hereunder, by an amount deemed by such Indemnified Party to be material, then, within ten
     (10) days after demand by the Buyer, the applicable Originator shall pay to such Indemnified Party such additional amount or amounts as will compensate such Indemnified Party for such increased cost.

               (b) The Buyer will promptly notify the applicable Originator of any event of which the Buyer has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section. Any notice by the Buyer, claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Buyer may use any reasonable averaging and attributing methods.

          SECTION 8.3.  Other Costs, Expenses and Related Matters.  Each
                        -----------------------------------------
Originator agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Buyer harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, attorneys', accountant's and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of the Buyer) incurred by or on behalf of the Buyer (i) in connection with the negotiation, execution, delivery and preparation of this Agreement and any documents or instruments delivered pursuant hereto and the transactions contemplated hereby (including, without limitation, the perfection or protection of the Receivables originated by such Originator) and (ii) from time to time (a) relating to any amendments, waivers or consents under this Agreement, (b) arising in connection with the Buyer's or its agents' enforcement or preservation of rights (including, without limitation, the perfection and protection of the Receivables originated by such Originator under this Agreement), or (c) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement (all of such amounts, collectively, "Transaction Costs").
                                               -----------------

          SECTION 8.4.  Reconveyance Under Certain Circumstances.  Each
                        ----------------------------------------
Originator agrees to accept the reconveyance from the Buyer, of the Receivables originated by such Originator if the Buyer notifies such Originator of a material breach of any representation or warranty made or deemed made pursuant to Article III of this Agreement, and such Originator shall fail to cure such
   -----------
breach within ten (10) days (or, in the case of the representations and warranties in Sections 3.1(a)
              ---------------
and 3.1(e), five (5) days) of such notice.  The reconveyance price shall be paid
----------
by such Originator directly to the Buyer in immediately available funds on such tenth day (or fifth day, if applicable).

                                  ARTICLE IX
                                 MISCELLANEOUS

          SECTION 9.1.  Term of Agreement.  This Agreement shall terminate
                        -----------------
following the Termination Date; provided, however, that (i) the rights and
                                --------  -------
remedies of the Buyer with respect to any representation and warranty made or deemed to be made by either Originator pursuant to this Agreement, and (ii) the indemnification and payment provisions of Article VIII, shall be continuing and
                                          ------------
shall survive any termination of this Agreement.

          SECTION 9.2.  Waivers; Amendments.  No failure or delay on the part of
                        -------------------
the Buyer in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. No notice to or demand on the Originators, or the Servicer in any case shall entitle the Originators, or the Servicer, as the case may be, to any other or further notice or demand in similar or other circumstances. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by Governmental Rule. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Originators, the Servicer, and the Buyer.

          SECTION 9.3.  Notices.  Except as provided below, all communications
                        -------
and notices provided for hereunder shall be in writing and shall be sent by telecopy and shall be given to the other party at its telecopy number set forth on the signature page hereof or at such other telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective when such telecopy is transmitted to the telecopy number specified below and when confirmation of delivery is received:

          If to the Originators:

               Mattel Sales Corp.
               333 Continental Boulevard
               El Segundo, California 90245
               Attention:  William Stavro
               Telephone:  (310) 252-3202
               Telecopy:  (310) 252-3215

               Fisher-Price, Inc.
               c/o Mattel Sales Corp.
               333 Continental Boulevard
               El Segundo, California 90245
               Attention:  William Stavro
               Telephone:  (310) 252-3202
               Telecopy:  (310) 252-3215

          If to the Servicer:

               Mattel, Inc.
               333 Continental Boulevard
               El Segundo, California  90245
               Attention:  William Stavro
               Telephone:  (310) 252-3202
               Telecopy:  (310) 252-3215


          If to the Buyer:

               Mattel Factoring, Inc.
               M.S. 24-199
               2043 East Mariposa
               El Segundo, CA 90245
               Attention:  William Stavro
               Telecopy:   (310) 252-3215


          SECTION 9.4.  Governing Law; Integration.  (a) This Agreement shall be
                        --------------------------
governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of Governmental Rules provisions thereof. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of California or of the United States for the Central District of California, and by execution and delivery of this Agreement, each of the Originators and the Buyer consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts.
Each of the Originators and the Buyer irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum
                                                                          -----
non conveniens, which it may now or hereafter have to the bringing of any action
--------------
or proceeding in such jurisdiction in respect of this

Agreement or any document related hereto. The Originators and the Buyer each waive personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

          SECTION 9.5.  Severability; Counterparts.  This Agreement may be
                        --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9.6.  Successors and Assigns.  This Agreement shall be binding
                        ----------------------
on the parties hereto and their respective successors; provided, however, that
                                                       --------  -------
subject to Section 9.9, no party to this Agreement may assign any of its rights
           -----------
or delegate any of its duties hereunder. The Agent, on behalf of the Banks, is intended by the parties hereto to be a third-party beneficiary of this Agreement during a "Termination Event" (as defined in the Purchase Agreement).

          SECTION 9.7.  Confidentiality.  The Buyer agrees to take normal and
                        ---------------
reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by Servicer or any Subsidiary of the Servicer in connection with this Agreement or any documents related hereto, and it shall not use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information
(i) was or becomes generally available to the public other than as a result of a disclosure by the Buyer, or (ii) was or becomes available on a non-confidential basis from a source other than the Servicer; provided that such source is not
                                             --------
bound by a confidentiality agreement with the Servicer known to the Buyer; provided, however, that the Buyer may disclose such information (A) at the
--------  -------
request or pursuant to any requirement of any Governmental Person to which the Buyer is subject or in connection with an examination of the Buyer by any such authority; (B) pursuant to subpoena or other court process and when required to do so in accordance with the provisions of any applicable Governmental Rule; provided, that the Buyer shall disclose only the information required by such
--------
request and shall notify the Servicer in advance of providing such information so that the Servicer may seek an appropriate protective order, and (C) to the Buyer's independent auditors and other professional advisors provided such Persons are obligated to keep such information confidential and (D) any parties to a Permitted Accounts Receivable Financing Facility; provided, that such
                                                       --------
parties agree to keep such information confidential to the same extent required by the Buyer hereunder. Notwithstanding the foregoing, the Servicer authorizes the Buyer to disclose to any Assignee and to any prospec-
tive Assignee, such financial and other information in the Buyer's possession concerning the Servicer or its Subsidiaries which has been delivered to the Buyer pursuant to this Agreement or which has been delivered to the Buyer by the Servicer prior to entering into this Agreement; provided that, unless otherwise
                                                --------
agreed by the Servicer, such Assignee agrees in writing to the Buyer to keep such information confidential to the same extent required of the Buyer hereunder.

          SECTION 9.8.  Characterization of the Transactions Contemplated by the
                        --------------------------------------------------------
Agreement.  It is the intention of the parties that the transactions
---------
contemplated hereby constitute the sale of the Receivables, conveying good title thereto free and clear of any Adverse Claims (other than the Permitted Claim) to the Buyer, and that the Receivables not be part of either Originator's estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated hereby should be deemed a financing, the parties intend that each Originator shall be deemed to have granted to the Buyer and each Originator hereby grants to the Buyer, a first priority perfected security interest in all of such Originator's right, title and interest in, to and under the Receivables, and that this Agreement shall constitute a security agreement under applicable law.

          SECTION 9.9.  Assignments.  The Buyer may, with the advance written
                        -----------
consent of the Originators, which consent (other than during the existence of a Termination Event) shall not be unreasonably withheld, at any time assign and delegate to one or more Persons (each an "Assignee") all, or any part of all, of the Receivables and the other rights and obligations of the Buyer hereunder; provided, however, that the Originators may continue to deal solely and directly
--------  -------
with the Buyer in connection with the interest so assigned to an Assignee until
(i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Originators by the Buyer; and (ii) the Buyer and its Assignee shall have delivered to the Originators an executed assignment.

          (b) After such time, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, shall have the rights and obligations of purchaser under this Agreement, and (ii) the Buyer shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations hereunder.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Receivables Purchase Agreement as of the date first above written.

                                        MATTEL SALES CORP.,
                                             as an Originator


                                        By:  /s/ William Stavro
                                           -------------------------------------
                                             Name:  William Stavro
                                             Title: Senior Vice President and
                                                   Treasurer



                                        FISHER-PRICE, INC.,
                                             as an Originator


                                        By:  /s/ William Stavro
                                           -------------------------------------
                                             Name:  William Stavro
                                             Title: Senior Vice President and
                                                   Treasurer



                                        MATTEL, INC., as Servicer



                                        By:  /s/ William Stavro
                                           -------------------------------------
                                             Name:  William Stavro
                                             Title: Senior Vice President and
                                                   Treasurer



                                        MATTEL FACTORING, INC.,
                                             as Buyer


                                        By:  /s/ William Stavro
                                           -------------------------------------
                                             Name:  William Stavro
                                             Title: Senior Vice President and
                                                   Treasurer

                                                                       EXHIBIT A


                        [Toys "R" Us, Inc. Letterhead]

[Date]

Mr. William Stavro
Vice President and Treasurer
Mattel, Inc.
333 Continental Boulevard
El Segundo, CA  90245-5012

Dear Bill:

With reference to the Receivable Purchase Agreement, dated as of March 11, 1997, among Mattel Sales Corp., Fisher-Price, Inc., and Mattel Factoring, Inc., it is our understanding that Mattel and Fisher-Price would like to sell from time to time their domestic accounts receivable from TOYS "R" US to Mattel Factoring, Inc. and that under the Transfer and Administration Agreement, dated as of March 11, 1997, among Mattel Factoring, Inc., NationsBank of Texas, N.A., and a syndicate of banks, it is our understanding that Mattel Factoring, Inc. would like to sell from time to time undivided interests in the domestic accounts receivable from TOYS "R" US, and that to do so, it is necessary that TOYS "R" US commit for the benefit of the banks to certain payment terms which will apply regardless of any contrary language in any purchase order or other document.

TOYS "R" US hereby consents to such sales of accounts receivable and agrees, unconditionally, to pay by wire transfer of immediately available funds on or before [current Remittance Date] to the account designated by you an amount equal to not less than ninety percent (90%) of the total amount of all invoices, supported by bills of lading, issued by Mattel and Fisher-Price to TOYS "R" US in the United States that are outstanding at such date. Modification or revocation of the terms of this letter shall be effective only if in writing and signed by you or the Chief Financial Officer of Mattel and by one of the following duly authorized officers of TOYS "R" US: Louis Lipschitz, Jon Friedman and Jon Kimmins.

It is our intent that the remaining ten percent (10%) of invoiced amounts will be settled in accordance with normal settlement procedures between Mattel, Fisher-Price and TOYS "R" US. TOYS "R" US agrees that any invoiced amounts remaining after settlement in accordance with normal settlement procedures will be paid by TOYS "R" US to the account referenced in the prior paragraph.

Very truly yours,



Jon Kimmins
Vice President and Treasurer


Agreed to and accepted by:

Mattel, Inc.



By:  ________________________
     William Stavro
     Senior Vice President and Treasurer

                                                                       EXHIBIT B


                        Actions, Suits and Proceedings
                        ------------------------------
                            against the Originators
                            -----------------------



Mattel Sales Corp.
-----------------

NONE.



Fisher-Price, Inc.
-----------------

NONE.

                                                                       EXHIBIT C



                              Location of Records
                              -------------------



Mattel Factoring, Inc.
2043 East Mariposa
M.S. 24-199
El Segundo, CA 90245

333 Continental Boulevard
El Segundo, CA  90245

Mattel Computer Center
2424 West Desert Cove
Phoenix, AZ  85029

636 Girard Avenue
East Aurora, New York  14052

                                                                       EXHIBIT D



                              List of Tradenames
                              ------------------


Mattel Sales Corp.
-----------------

Mattel Sales Corp.
Mattel Sales
Mattel



Fisher-Price, Inc.
-----------------

Fisher-Price
FPI, Inc.

                                                                       EXHIBIT E



                    List of Actions, Suits and Proceedings
                    --------------------------------------
                             against the Servicer
                             --------------------



1.   Greenwald v. Mattel, Inc., (Case No. YC 025 008) filed October 13, 1995 in
     -------------------------
     Superior Court of the State of California, County of Los Angeles.

2.   Lewis v. Vogelstein, et al., (Case No. 14954) filed April 23, 1996 in the
     ---------------------------
     Delaware Court of Chancery, New Castle County.

                                                                       EXHIBIT F


          Opinion Letter from Counsel to the Originator



SEE ATTACHED

                                                                       EXHIBIT G



          Opinion Letter for Counsel to the Servicer



SEE ATTACHED

                                                                       EXHIBIT H

                           FORM OF SUBORDINATED NOTE

                                      ---

                               SUBORDINATED NOTE

                                                                  March 11, 1997

          1.   Note.  FOR VALUE RECEIVED, the undersigned, MATTEL FACTORING,
               ----
INC., a Delaware corporation (the "Buyer"), hereby unconditionally promises to pay to the order of [Insert name of Originator], a _________ corporation ("Originator"), in lawful money of the United States of America and in immediately available funds, on the "Collection Date" (as defined in the "Sale Agreement" referred to below) the aggregate unpaid principal sum outstanding of all "Subordinated Loans" made from time to time by Originator to Buyer pursuant to and in accordance with the terms of that certain Receivables Purchase Agreement dated as of March 13, 1997, among the Originator, various of its affiliates and the Buyer (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Reference to Article II of
                                                                 ----------
the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

          2.   Interest.  The Buyer further promises to pay interest on the
               --------
outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Base Rate; provided, however, that if the
                                              --------  -------
Buyer shall default in the payment of any principal hereof, the Buyer promises to, on demand, pay interest at the rate of the Base Rate plus 2.00% on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that the Buyer may elect on the date any interest payment is
--------  -------
due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

          3.   Principal Payments.  Originator is authorized and directed by the
               ------------------
Buyer to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by the Buyer, and absent manifest error, such entries shall constitute prima facie evidence of
                                                         ----- -----
the accuracy of the information so entered; provided that neither the failure of
                                            --------
Originator to make any such entry or any error therein shall expand, limit or affect the obligations of the Buyer hereunder.

          4.   Subordination.  The indebtedness evidenced by this Subordinated
               -------------
Note is subordinated to the prior payment in full of all of the Buyer's recourse obligations under that certain Transfer and Administration Agreement dated as of March 13, 1997, by and among the Buyer, Mattel, Inc., as initial servicer, certain financial institutions party thereto, as "the Banks," and NationsBank of Texas, N.A. as the "Agent" (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), together with any other Permitted Accounts Receivable Financing Facilities (as defined in the Sale Agreement). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent, the Banks, any other agents and purchasers under other Permitted Accounts Receivable Financing Facilities and/or any of their respective assignees (collectively, the "Senior Claimants"). Until the date on which all and all obligations of the Buyer and/or the Servicer under Permitted Accounts Receivable Financing Facilities and any "fee letters" referenced therein (all such obligations, collectively, the "Senior Claim") have
                                                             ------------
been indefeasibly paid and satisfied in full, Originator shall not demand, accelerate, sue for, take, receive or accept from the Buyer, directly or indirectly, in cash or other property or by set-off or any other manner (including, without limitation, from or by way of collateral) any payment or security of all or any of the indebtedness under this Subordinated Note or exercise any remedies or take any action or proceeding to enforce the same; provided, however, that (i) Originator hereby agrees that it will not institute
--------  -------
against the Buyer any proceeding of the type described in Section 6.1(e) of the
                                                          --------------
Sale Agreement unless and until the Collection Date has occurred, and (ii) nothing in this paragraph shall restrict Buyer from paying, or Originator from requesting, any payments under this Subordinated Note so long as the Buyer is not required under any of the Permitted Accounts Receivable Financing Facilities to set aside for the benefit of, or otherwise pay over to, the funds used for such payments to any of the Senior Claimants and further provided that the making of such payment would not otherwise violate the terms and provisions of the Permitted Accounts Receivable Financing Facilities. Should any payment, distribution or security or proceeds thereof be received by Originator in violation of the immediately preceding sentence, Originator agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Senior Claimants.

          5.   Bankruptcy; Insolvency.  Upon the occurrence of any Event of
               ----------------------
Bankruptcy involving Buyer as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Senior Claim before Originator is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of Buyer of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Senior Claimants for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

          6.   Amendments.  This Subordinated Note shall not be amended or
               ----------
modified except in accordance with Section 8.1 of the Sale Agreement.
                                   -----------

          7.   Governing Law.  This Subordinated Note has been made and
               -------------
delivered at Los Angeles, California, and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws and decisions of the State of California. Wherever possible each provision of this Subordinated Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordinated Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordinated Note.

          8.   Waivers.  All parties hereto, whether as makers, endorsers, or
               -------
otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Originator additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.


                                        MATTEL FACTORING, INC.


                                        By:_____________________________________
                                           Name:  William Stavro
                                           Title: Senior Vice President and
                                                         Treasurer

                                   SCHEDULE
                                      TO
                               SUBORDINATED NOTE

                 SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL
                 --------------------------------------------

               Amount of             Amount             Unpaid
             Subordinated              of             Principal       Notation
Date             Loan            Principal Paid         Balance        Made by
----             ----            --------------         -------        -------

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

-------      ------------        --------------       ----------        ----

                                  SCHEDULE A
                            FORM OF RECORDS LEGEND


"THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO MATTEL FACTORING, INC. PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MARCH 11, 1997, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME; AND UNDIVIDED, FRACTIONAL OWNERSHIP INTERESTS IN THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD BY MATTEL FACTORING, INC. TO CERTAIN OTHER INVESTORS PURSUANT TO A TRANSFER AND ADMINISTRATION AGREEMENT DATED AS OF MARCH 11, 1997, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME."

                               TABLE OF CONTENTS
                               -----------------

                                                                                     PAGE
                                                                                     ----
ARTICLE I DEFINITIONS...............................................................    2
     SECTION 1.1.  Certain Defined Terms............................................    2
     SECTION 1.2.  Other Terms......................................................   10
     SECTION 1.3.  Computation of Time Periods......................................   10

ARTICLE II PURCHASES AND SETTLEMENTS................................................   11
     SECTION 2.1.  Purchases of Receivables.........................................   11
     SECTION 2.2.  Payment for the Purchases........................................   12
     SECTION 2.3.  Purchase Price Credit Adjustments................................   14
     SECTION 2.4.  Settlement as to Specific Receivables............................   14
     SECTION 2.5.  Payments and Computations, Etc...................................   14
     SECTION 2.6.  Software License.................................................   15
     SECTION 2.7.  Characterization.................................................   15
     SECTION 2.8.  Addition of Originators..........................................   16
     SECTION 2.9.  Termination of Status as an Originator...........................   16
     SECTION 2.10.  Effect of Merger or Consolidation of an Originator..............   16
     SECTION 2.11.  Collection Account..............................................   17

ARTICLE III REPRESENTATIONS AND WARRANTIES..........................................   18
     SECTION 3.1.  Representations and Warranties of the Originators................   18
     SECTION 3.2.  Representations and Warranties of Mattel, Inc....................   21
     SECTION 3.3.  Reaffirmation of Representations and Warranties..................   25

ARTICLE IV CONDITIONS PRECEDENT.....................................................   26
     SECTION 4.1.  Conditions to Closing............................................   26

ARTICLE V COVENANTS.................................................................   28
     SECTION 5.1.  Affirmative Covenants of the Originators.........................   28
     SECTION 5.2.  Negative Covenants of the Originators............................   29
     SECTION 5.3.  Affirmative Covenants of Mattel, Inc.............................   30

ARTICLE VI ADMINISTRATION AND COLLECTIONS...........................................   33
     SECTION 6.1.  Appointment of Servicer..........................................   33
     SECTION 6.2.  Duties of Servicer and Buyer.....................................   33
     SECTION 6.3.  Rights After Designation of New Servicer.........................   34
     SECTION 6.4.  Responsibilities of the Originators..............................   35

ARTICLE VII SERVICER DEFAULT AND TERMINATION EVENTS.................................   36
     SECTION 7.1.  Servicer Default.................................................   36

                                                                                     PAGE
                                                                                     ----
     SECTION 7.2.  Servicer Default Remedies........................................   36
     SECTION 7.3.  Termination Events...............................................   36
     SECTION 7.4.  Termination Event Remedies.......................................   37
     SECTION 7.5.  Potential Termination Event Remedies.............................   38

ARTICLE VIII INDEMNIFICATION; EXPENSES; RELATED MATTERS.............................   39
     SECTION 8.1.  Indemnities by the Originator....................................   39
     SECTION 8.2.  Indemnity for Taxes, Reserves and Expenses.......................   40
     SECTION 8.3.  Other Costs, Expenses and Related Matters........................   41
     SECTION 8.4.  Reconveyance Under Certain Circumstances.........................   41

ARTICLE IX MISCELLANEOUS............................................................   43
     SECTION 9.1.  Term of Agreement................................................   43
     SECTION 9.2.  Waivers; Amendments..............................................   43
     SECTION 9.3.  Notices..........................................................   43
     SECTION 9.4.  Governing Law; Integration.......................................   44
     SECTION 9.5.  Severability; Counterparts.......................................   45
     SECTION 9.6.  Successors and Assigns...........................................   45
     SECTION 9.7.  Confidentiality..................................................   45
     SECTION 9.8.  Characterization of the Transactions Contemplated by the
                      Agreement.....................................................   46
     SECTION 9.9.  Assignments......................................................   46

                                   EXHIBITS
                                   --------



EXHIBIT A     Form of Written Agreement

EXHIBIT B     List of Actions, Suits and Proceedings
                against the Originators

EXHIBIT C     Location of Records

EXHIBIT D     List of Tradenames

EXHIBIT E     List of Actions, Suits and Proceedings
                against the Servicer

EXHIBIT F     Form of Opinion of Counsel to the
                Originators

EXHIBIT G     Form of Opinion of Counsel for the
                Servicer

EXHIBIT H     Form of Subordinated Note


                                   SCHEDULES
                                   ---------

SCHEDULE A    Form of Records Legend